SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 24, 2005

                              SERENA SOFTWARE INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    000-25285                94-2669809
(State or other jurisdictions    Commission File Number     (I.R.S. employer
       of Incorporation)                                  identification number)


       2755 CAMPUS DRIVE 3rd FLOOR,                             94403-2538
          SAN MATEO, CALIFORNIA

(Address of principal executive offices)                        (zip code)


       Registrant's telephone number, including area code: (650) 522-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


X Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

On February 24, 2005, Serena Software Inc. issued a press release announcing its financial results for the quarter ended January 31, 2005. The press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02, including the attached Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits

(c)  Exhibits:


99.1 Press Release, dated February 24, 2005, announcing financial results for the quarter ended January 31, 2005.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



SERENA SOFTWARE, INC.
By:        /s/ ROBERT I. PENDER JR.
           ------------------------
Name:      Robert I. Pender Jr
Title:     Senior Vice President, Finance and
           Administration, Chief Financial Officer
           and Director


Date: February 24, 2005

                                  EXHIBIT INDEX


Exhibit
 Number

99.1 Press Release, dated February 24, 2005, announcing financial results for the quarter ended January 31, 2005.